UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

1460 Main Street, Suite 234 Southlake, TX 76092
(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC Attn: Tina Bloom 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Centaur Total Return Fund
Shareholder Letter	1
Performance Update	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	23
Summary of Fund Expenses	24
Additional Information	25

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risk for non-exchange traded options, risk from writing call options, real estate securities risk, MLP risk, Royalty Trust risk, risks related to other equity securities, and portfolio turnover risk. More information about these risks and other risks can be found in the Fund’s prospectus and statement of additional information. When the Fund sells covered call options, the Fund gives up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option’s strike price.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.centaurmutualfunds.com.

The securities held by the Fund that are discussed in the Shareholder Letter were held during the period covered by this Annual Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2017, please see the Schedule of Investments section of this report. The opinions of the Fund’s advisor with respect to those securities may change at any time.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.centaurmutualfunds.com or by calling Shareholder Services at (1-888-484-5766). The prospectus should be read carefully before investing.

Centaur Total Return Fund	Shareholder Letter
October 31, 2017 (Unaudited)

Dear Centaur Total Return Fund Investors:

The Fund produced a return of 16.73% for the twelve months ending October 31, 2017. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 16.82% for the same period, while the S&P 500® Total Return Index returned 23.63%.

For the trailing 5-year period ending October 31, 2017, the Fund has produced an annualized return of 9.72% versus the primary benchmark’s return of 14.47% annualized over the same period. The S&P 500® Total Return Index has returned 15.18% annualized for the five years.

For the trailing 10-year period ending October 31, 2017, the Fund has produced an annualized return of 8.18% versus the primary benchmark’s return of 7.63% annualized over the same period. The S&P 500® Total Return Index has returned 7.51% annualized for the ten years. These comparisons, in addition to the inception-to-date comparative figures, are shown in the table below.

(For the Fund’s most up-to-date performance information, please see our web site at www.centaurmutualfunds.com.)

Performance as of October 31, 2017

Average Annual Total Returns	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception*
Centaur Total Return Fund	16.73%	9.72%	8.18%	9.09%
S&P 500® Total Return Index	23.63%	15.18%	7.51%	8.57%
Dow Jones U.S. Select Dividend Total Return Index	16.82%	14.47%	7.63%	8.01%

Performance shown is for the period ended October 31, 2017. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit www.centaurmutualfunds.com. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks a widely recognized index of common stock prices.

The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

*	The Fund’s inception date is March 16, 2005.

Total Annual Operating Expenses

	Net Expense Ratio**	Gross Expense Ratio***
Centaur Total Return Fund	2.06%	2.92%

**
The net expense ratio reflects a contractual expense limitation that continues through February 28, 2018. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation. The Net Expense Ratio above does not correlate to the ratio of total expenses provided in the Financial Highlights table of the Fund’s Annual Report for the period ended October 31, 2017, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

***	Gross expense ratio is from the Fund’s prospectus dated February 28, 2017.

Annual Report | October 31, 2017	1

Centaur Total Return Fund	Shareholder Letter
October 31, 2017 (Unaudited)

In previous letters we have provided a performance table for your consideration that shows calendar year performance rather than the more conventional mutual fund performance tables. Mutual fund performance is usually presented on a trailing basis (for example, 1 year, 3 years, 5 years, etc) as compared to a benchmark index , and this presentation for our Fund appears above. Below is a slightly different presentation of the Fund’s performance by calendar year with comparisons to the S&P 500® Total Return Index (under the column “S&P500”) and to our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index (under the column “DJ US DIV”). Please note that the figures for 2005 represent the performance from the Fund’s launch date in March through year-end; the 2017 figures represent the performance for the first ten calendar months of 2017 through October 31st.

CALENDAR YEAR RETURNS VERSUS BENCHMARKS 2005-2017

YEAR	TILDX	S&P500	DJ US DIV
2005*	9.24%	7.21%	5.38%
2006	15.75%	15.79%	19.54%
2007	-0.63%	5.49%	- 5.16%
2008	-20.55%	-37.00%	-30.97%
2009	43.98%	26.46%	11.13%
2010	20.64%	15.06%	18.32%
2011	-2.33%	2.11%	12.42%
2012	17.94%	16.00%	10.84%
2013	16.78%	32.39%	29.06%
2014	7.20%	13.69%	15.36%
2015	-4.65%	1.38%	-1.64%
2016	11.34%	11.96%	21.98%
2017**	12.38%	16.91%	10.06%
INCEPTION	200.16%	182.39%	164.53%

*	2005 return is from the Fund’s launch on March 16, 2005 through December 31, 2005.

**	2017 return is for the YTD period through October 31.

2	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2017 (Unaudited)

Portfolio Update

As of October 31, 2017, the Centaur Total Return Fund was approximately 41% invested in equities (common and preferred), bonds, and closed-end funds spread across 29 holdings. The Fund also owned options on various securities that comprised approximately 1.6% of Fund net assets, partially offset by covered call liabilities that comprised less than 1.50% of the Fund’s net assets. Cash and money market funds represented approximately 59% of the Fund’s net assets. The top ten investments represented approximately 29% of Fund net assets.

As of October 31, 2017 our top 10 positions were as follows:

Position	% of Net Fund Assets
Berkshire Hathaway, Inc., Class B	5.09%
Alphabet, Inc., Class C	4.35%
Interactive Brokers Group, Inc., Class A	3.68%
Brown & Brown, Inc.	3.10%
Alleghany Corp.	3.03%
Franklin Covey Co.	2.83%
Haw Par Corp., Ltd.	2.09%
USA Technologies, Inc.	1.73%
Boulder Growth and Income Fund, Inc.	1.65%
PDL Community Bancorp	1.46%
TOTAL	29.01%

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio. Holdings are subject to change without notice.

Annual 2017 Fund Update

For the Fund’s fiscal year running from October 31, 2016, to October 31, 2017, the Fund generated a return of +16.73%, which roughly matched (underperforming by a miniscule 9 basis points) the results from the fully invested primary benchmark, which returned +16.82%. The Fund’s secondary benchmark, the fully invested S&P500 Total Return Index, returned a strong +23.63%.

While we would rather out-perform than under-perform, we are extremely pleased with the risk-adjusted performance of the Fund in the fiscal year just ended because these returns were produced with less than half the market exposure of the fully invested benchmarks. We estimate that the average cash position of the Fund during the year was somewhere north of 55% of total available capital. Adjusting for the look-through leverage of options employed by the Fund (both as expressions of long portfolio holdings and as market hedges) we estimate that the Fund’s average net market exposure during the year was likely somewhere around 45%. This low market exposure implies that the Fund’s return on capital employed during the year was quite high, likely above 40% on an annualized cash on cash basis (calculated from the 16.73% return on an average invested capital base of roughly 42% of the Fund that was not in cash) or slightly lower when compared to the estimated average market exposure of 45%. We believe this performance indicates strong stock selection in the year just ended.

So that is the glass half full. The glass half empty remains that the U.S. stock market continues to be very expensive and, in our view, continues to offer very unattractive long term prospective returns with above-average risk of capital impairment. This has limited our willingness and ability to deploy more of the Fund’s capital. Unfortunately, our patience and discipline has been largely unrewarded over the past year, as markets continued to glide higher while exhibiting record low volatility levels. With market prices pushing ever higher, we find ourselves slowly and carefully moving the acceptability lines at the margins of our buy and sell discipline in our efforts to keep capital productively deployed, and have been willing to pay a bit higher prices for certain securities than we would have considered paying several years ago. We are doing our best to be both thoughtful and prudent about how much we are willing to compromise, and have generally done so only for the highest quality businesses or those we feel we are best equipped to analyze. In order to be consistent with the Fund’s stated investment goals, we will make reasonable efforts to maintain the Fund’s market exposure at no less than 40% of the Fund’s net asset value.

Annual Report | October 31, 2017	3

Centaur Total Return Fund	Shareholder Letter
October 31, 2017 (Unaudited)

The Missing Bull Market Ingredient: Euphoria

As of this writing in late 2017 median stock valuations in the United States are in the top 10% of valuation relative to history almost regardless of which metric one chooses to use for measurement, having reached heights that have only two prior instances: the late 1920’s and the late 1990’s, and investor experience in the decade following such instances have been uniformly dismal. The question one might reasonably ask is why nobody seems worried if stocks are clearly so expensive. And if nobody else seems worried, is there any reason for us to be so concerned?

There is an argument I’ve read in many different iterations over the past year or two that investors need not worry about market valuation levels until one sees clear signs of euphoria and speculation. The implication is that “you’ll know it when you see it” and that before a market can break, there always has to be a tell-tale “blow-off” top. Those of us who were investing in the late 1990’s easily remember the crazy speculative behavior and the popular manias surrounding internet, telecom, and biotech stocks.

It was also fairly commonplace at the time to read stories in the news featuring completely sane-looking people quitting respectable jobs so they could make more money day-trading tech stocks. More recently, many of us remember the media stories about the housing boom in 2005 and 2006 when speculators would show up on the opening day of a new housing development and buy five houses on credit in order to flip them later. We’re generally not seeing that kind of obviously speculative behavior being reported in the financial media with regards to stocks today. In fact, nobody seems particularly euphoric about stocks, which is a little strange given the strong returns of the past few years. Most professional managers I talk to certainly seem cautious or at least concerned about valuations (even those that remain fully invested). Stock market sentiment amongst the general public is hard for me to gauge, but from where I sit it seems that the best description of the mood would be something close to ambivalence. The really cool people aren’t talking about the stock market at all, because they are all too busy buying crypto-currencies and investing in early stage venture capital, or maybe selling put options on volatility ETFs.

Finally, there seems to be a notion gaining currency that bear market losses aren’t really all that bad. For some reason that I don’t completely understand, the financial media appears to have unofficially designated 20% as a standard definition of a bear market. To the extent that one doesn’t think about this too deeply, it would seem that the penalty for being “long and wrong” by holding a portfolio of over-valued stocks is not terribly onerous. After all, 20% doesn’t sound like much to lose in the “worst case.”

Bear Market Math

First of all, let me say that I personally am not convinced that the lack of any overt signs of euphoria or wild speculative participation on the part of retail investors means that stocks cannot suffer either a material correction or a bear market given the current valuation levels. I view this particular bull market as being somewhat different in character than prior bull markets, driven as it has been by central bank accommodation and low interest rates. I also think that many active investors feel that they have been held hostage by a lack of options, and simply have no choice but to participate in the stock market even if they have reservations about high prices and low prospective returns. While trying to call the timing of precisely when a bear market or significant correction might strike is not likely to be tremendously productive, I do think it is prudent and helpful to be a student of economic and stock market history and to be aware of the possible ramifications of investing when prices are at historical extremes on either side of the valuation spectrum. My view is that the current market offers enough of the standard warning flags to make it more prone than average to either a significant correction or, if the right conditions were to align, a bear market. But this certainly doesn’t mean it has to happen soon.

I emphatically disagree with the assertion that bear markets are easily ridden out, either financially or emotionally. First of all, a 20% decline in stock prices from current levels wouldn’t constitute a bear market in my mind. I would consider that to be a much-needed correction, depending on how long it took for the market to recover the loss. What I have seen firsthand is that since I’ve been investing, real bear markets tend to follow what I call the 40/50/80 rule. What this means is that when a bear market comes, the best and safest investments in the asset class typically decline in price by 40% on average. The median or average investment falls by 50%. Then there’s the most risky stuff, or the investments that are closest to the epicenter of whatever it was the drove the most speculative and risk-seeking behavior of the most recent bull market. That stuff usually loses 80% on average, with the flotsam going to zero.

I’ll give you three examples of what I would call bear markets since I’ve been managing money. The first was the bear market of 2000-2002. The S&P500 fell about 40% over about two and a half years. The average stock or median stock was probably down 50% in that time. As for the stocks nearest the epicenter of the speculative excess, this would have to be the technology stocks (especially internet, telecom, and biotech) and the NASDAQ index subsequently dropped 83% from its peak. In the bear market from October 2007 to March

4	www.centaurmutualfunds.com

Centaur Total Return Fund	Shareholder Letter
October 31, 2017 (Unaudited)

2009, the S&P500 actually dropped almost 50%. The median stock was easily down 50% or more. Anything leveraged or directly related to real estate or the credit markets got hit the hardest, but anything small and illiquid suffered badly too. As a group, this latter category probably fell closer to 80% on average, and a lot of vulnerable or risky stuff went to zero. The third example I’ll give is the commodity bear market that began in late 2011 and lasted roughly to January 2016. Just to make the example easier, I’ll use the precious metals market as a proxy. The highest quality securities in the precious metals mining sector probably fell 40-50% and the median stock was easily down 50% or worse. A prominent gold mining ETF, the GDX, fell by roughly 80% from late 2011 to early 2016, and a lot of junior mining stocks have gone to zero over the past several years. Now that is what happens in a bear market!

Why Preparation Is Important

One of the reasons I’m writing this letter now is that I believe most investors systematically underestimate how they will be affected when a correction or a bear market comes. Stocks have been going mostly up for nine years now, and it feels like they will never – and maybe even can never – come back down. When thinking about it in the abstract (if they think about it at all) most people naturally believe that in times of stress that they will behave rationally, and that they won’t be among those who panic and sell at the worst possible time. The reality, of course, is that most investors aren’t so rational when the time comes, because when stocks are going down they feel like they might never go back up. And I can assure you that in a real correction or bear market, the percentage losses can be steep and harrowing, even if they don’t exactly follow the 40/50/80 rule that I have described above. We also want to remind you now that the Fund’s strategy is designed to be resilient and to handle stormy weather, and it has weathered corrections and even bear markets in the past and come out the other side reasonably well intact.

Also, I’d like to remind you that to some extent ours is a strategy that needs a certain amount of volatility and the occasional market correction in order to re-stock the portfolio with bargain securities in order to produce the returns we are seeking. The really great investing opportunities are almost always found in environments of fear and doubt, and it is critical to our strategy to have strong hands (and available cash) during such times. It’s for this reason that we won’t be lulled into complacency by the market’s recent strength or the current low volatility levels.

In summary, while we’d like to have more capital productively deployed than we do today, we believe the Fund’s current positioning is appropriate relative to the opportunities available. In the meantime, our search for value goes on, and if we see a great buying opportunity tomorrow we will act on it, regardless of what we think about stock prices generally. As always, we will do our best to ensure we are getting good value for money we have invested today, knowing that tomorrow might bring an entirely different and perhaps more attractive set of choices for us to consider.

Respectfully submitted,

Zeke Ashton
Portfolio Manager, Centaur Total Return Fund

Annual Report | October 31, 2017	5

Centaur Total Return Fund	Performance Update
October 31, 2017 (Unaudited)

Growth of $10,000 Investment (Unaudited)

For the period from March 16, 2005 to October 31, 2017:

Performance Returns for the period ended October 31, 2017

Average Annual Total Returns	One Year	Five Year	Ten Year	Since Inception*	Gross Expense Ratio**
Centaur Total Return Fund	16.73%	9.72%	8.18%	9.09%	2.92%
S&P 500® Total Return Index	23.63%	15.18%	7.51%	8.57%	N/A
Dow Jones U.S. Select Dividend Total Return Index	16.82%	14.47%	7.63%	8.01%	N/A

Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Centaur Total Return Fund	200.16%	$30,016
S&P 500® Total Return Index	182.39%	$28,239
Dow Jones U.S. Select Dividend Total Return Index	164.53%	$26,453

This graph assumes an initial $10,000 investment at March 16, 2005, the inception date of the Centaur Total Return Fund (the “Fund”). All dividends and distributions are reinvested, if any. This graph depicts the performance of the Fund versus the S&P 500 Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

*	The Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

**
The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2017. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and does not include Acquired Fund Fees and expenses or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.centaurmutualfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

6	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2017

	Shares	Fair Value
Common Stocks — 34.82%

Financials — 18.55%
Alleghany Corp. *	1,375	$778,553
Berkshire Hathaway, Inc., Class B *	7,000	1,308,580
Brown & Brown, Inc.	16,000	797,440
Community First Bancshares, Inc. *	8,400	111,552
E-L Financial Corp. Ltd.	350	224,370
Hallmark Financial Services, Inc. *	8,000	92,720
Interactive Brokers Group, Inc., Class A	17,500	945,350
PDL Community Bancorp *	25,000	376,250
Urbana Corp.	50,000	129,063
		4,763,878
Health Care — 2.09%
Haw Par Corp. Ltd.	60,000	537,027

Industrials — 4.85%
AerCap Holdings N.V. *	5,000	263,200
Franklin Covey Co. * (a)	37,500	727,500
MiX Telematics Ltd.	25,000	254,500
		1,245,200
Information Technology — 9.33%
Absolute Software Corp.	42,500	275,082
Alphabet, Inc., Class C *	1,100	1,118,304
FLIR Systems, Inc.	6,000	280,920
Mind CTI, Ltd.	103,500	278,415
USA Technologies, Inc. * (a)	70,000	444,500
		2,397,221

Total Common Stocks (Cost $7,019,685)		8,943,326

Preferred Stocks — 1.58%

Financials — 0.79%
MVC Capital, Inc., 7.25%, 1/15/2023	8,000	202,400

Real Estate — 0.79%
Kennedy-Wilson, Inc., 7.75%, 12/1/2042	8,000	203,520

Total Preferred Stocks (Cost $405,006)		405,920

See Notes to Financial Statements
Annual Report | October 31, 2017	7

Centaur Total Return Fund	Schedule of Investments
October 31, 2017

	Shares	Fair Value
Closed-End Funds — 3.89%

Boulder Growth & Income Fund, Inc.	40,000	$424,800
Central Securities Corp.	11,000	295,020
Morgan Stanley China A Share Fund, Inc.	11,500	280,140

Total Closed-End Funds (Cost $812,244)		999,960

Closed-End Foreign Funds — 0.48%

Caledonia Investments PLC	3,500	123,107

Total Closed-End Foreign Funds (Cost $122,607)		123,107

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Put Options Purchased — 0.03%

iShares JP Morgan EM Local Currency Bond ETF	100	$470,000	$47.00	December 2017	$7,500
FLIR Systems Inc.	60	252,000	42.00	November 2017	300
Interactive Brokers Group, Inc.	50	225,000	45.00	November 2017	250
SPDR S&P 500 ETF	25	612,500	245.00	November 2017	600

Total Put Options Purchased (Cost $22,742)					8,650

Call Options Purchased — 1.89%

AerCap Holdings N.V	140	630,000	45.00	January 2018	113,400
Brown & Brown, Inc.	75	375,000	50.00	March 2018	13,875
Cisco Systems, Inc.	50	150,000	30.00	February 2018	22,375
Cisco Systems, Inc.	100	320,000	32.00	February 2018	28,450
Facebook, Inc.	60	900,000	150.00	January 2018	190,200
iShares Silver Trust	70	101,500	14.50	April 2018	12,005
McKesson Corp.	55	742,500	135.00	January 2019	93,500
NETGEAR, Inc.	65	325,000	50.00	November 2017	1,300
SPDR S&P 500 ETF Trust	25	637,500	255.00	December 2017	11,475

Total Call Options Purchased (Cost $438,263)					486,580

See Notes to Financial Statements
8	www.centaurmutualfunds.com

Centaur Total Return Fund	Schedule of Investments
October 31, 2017

	Shares	Fair Value
Money Market Securities — 58.52%

Fidelity Investments Money Market Government Portfolio, Class I, 0.92% (b)	15,035,286	$15,035,286

Total Money Market Securities (Cost $15,035,286)		15,035,286

Total Investments — 101.21% (Cost $23,855,833)		26,002,829

Liabilities in Excess of Other Assets — (1.21)%		(311,259)

NET ASSETS — 100.00%		$25,691,570

(a)	All or a portion of the security is held as collateral for written call options.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2017.

*	Non-income producing security.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Written Call Options — 0.82%

Franklin Convey Co.	375	$656,250	$17.50	January 2018	$(106,875)
USA Technologies, Inc.	325	162,500	5.00	March 2018	(48,750)
USA Technologies, Inc.	375	187,500	5.00	December 2017	(56,250)

Total Written Call Options (Premiums Received $143,678)					$(211,875)

See Notes to Financial Statements
Annual Report | October 31, 2017	9

Centaur Total Return Fund	Schedule of Investments
October 31, 2017

Summary of Investments	% of Net Assets	Value
Common Stocks
Financials	18.55%	$4,763,878
Health Care	2.09%	537,027
Industrials	4.85%	1,245,200
Information Technology	9.33%	2,397,221
Preferred Stocks
Financials	0.79%	202,400
Real Estate	0.79%	203,520
Closed-End Funds	3.89%	999,960
Closed-End Foreign Funds	0.48%	123,107
Put Options Purchased	0.03%	8,650
Call Options Purchased	1.89%	486,580
Money Market Securities	58.52%	15,035,286
Liabilities in Excess of Other Assets	(1.21)%	(311,259)
Total	100.00%	$25,691,570

See Notes to Financial Statements
10	www.centaurmutualfunds.com

Centaur Total Return Fund	Statement of Assets and Liabilities
October 31, 2017

Assets
Investments in securities, at fair value (cost $23,855,833)	$26,002,829
Deposit held by broker for options	101,887
Receivable for investments sold	4,092
Dividends and interest receivable	13,682
Prepaid expenses	11,147
Total Assets	26,133,637

Liabilities
Options written, at value (premium received $143,678)	211,875
Payable for fund shares redeemed	1,000
Payable for investments purchased	166,872
Payable to Adviser	19,082
Payable to Administrator	10,051
Other accrued expenses	33,187
Total Liabilities	442,067
Net Assets	$25,691,570

Net Assets Consist of:
Paid-in capital	$21,046,158
Accumulated net investment loss	(65,391)
Accumulated net realized gain on investments, written options and foreign currency transactions	2,632,659
Net unrealized appreciation(depreciation) on:
Investment securities and foreign currency translations	2,146,341
Written option contracts	(68,197)
Net Assets	$25,691,570
Shares outstanding (unlimited number of shares authorized, no par value)	1,803,063
Net Asset Value, Offering and Redemption Price Per Share	$14.25

See Notes to Financial Statements
Annual Report | October 31, 2017	11

Centaur Total Return Fund	Statement of Operations
For the year ended October 31, 2017

Investment Income
Dividend income (net of $12,693 foreign taxes withheld)	$197,462
Total Investment Income	197,462

Expenses
Investment Adviser	389,560
Fund accounting	50,235
Administration	50,000
Registration	26,741
Legal	26,113
Insurance	19,496
Transfer agent	18,012
Report printing	17,740
Custodian	15,736
Audit	15,700
Trustee	8,000
Pricing	1,019
Miscellaneous	22,902
Total Expenses	661,254
Fees waived by Adviser	(155,058)
Net Operating Expenses	506,196
Net Investment Loss	(308,734)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions and foreign currency transactions	2,942,390
Net realized loss on written option transactions	(48,728)
Net change in unrealized appreciation of investment securities and foreign currency translations	1,474,297
Net change in unrealized depreciation of written option contracts	(51,190)
Net Realized and Unrealized Gain on Investments	4,316,769
Net Increase in Net Assets Resulting From Operations	$4,008,035

See Notes to Financial Statements
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Centaur Total Return Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(308,734)	$(244,395)
Net realized gain from investments, written options and foreign currency transactions	2,893,662	1,538,712
Net change in unrealized appreciation on investments, written options and foreign currency translations	1,423,107	40,347
Net Increase in Net Assets Resulting From Operations	4,008,035	1,334,664

Distributions
From net realized gains	(1,266,793)	(1,487,965)
Total Distributions	(1,266,793)	(1,487,965)

Capital Transactions
Proceeds from shares sold	1,790,988	1,023,147
Redemption fees	—	2,212
Reinvestment of distributions	1,204,762	1,435,907
Amount paid for shares redeemed	(5,968,227)	(6,760,459)
Net Decrease in Net Assets Resulting From Capital Transactions	(2,972,477)	(4,299,193)
Total Decrease in Net Assets	(231,235)	(4,452,494)

Net Assets
Beginning of year	25,922,805	30,375,299
End of year	$25,691,570	$25,922,805

Accumulated undistributed net investment income (loss)	$(65,391)	$2,249

Share Transactions
Shares sold	134,361	82,807
Shares issued in reinvestment of distributions	94,122	119,559
Shares redeemed	(449,182)	(546,688)
Net Decrease in Shares Outstanding	(220,699)	(344,322)

See Notes to Financial Statements
Annual Report | October 31, 2017	13

Centaur Total Return Fund	Financial Highlights
For a share outstanding during each of the years presented.

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$12.81	$12.83	$13.97	$15.97	$14.06

Income from investment operations:
Net investment loss	(0.17)	(0.12)	(0.17)	(0.12)	(0.12)
Net realized and unrealized gain on investments	2.24	0.75	0.05	0.90	3.12
Total from Investment Operations	2.07	0.63	(0.12)	0.78	3.00

Less Distributions:
Net investment income	—	—	—	(0.02)	(0.22)
Net realized gains on investments	(0.63)	(0.65)	(1.03)	(2.78)	(0.88)
Total distributions	(0.63)	(0.65)	(1.03)	(2.80)	(1.10)

Paid in Capital:
Paid in capital from redemption fees	—	— *	0.01	0.02	0.01

Net Asset Value, End of Year	$14.25	$12.81	$12.83	$13.97	$15.97

Total Return (a)	16.73%	5.25%	(0.87)%	6.38%	22.74%

Net Assets, End of Year (in thousands)	$25,692	$25,923	$30,375	$45,186	$65,469

Ratio of Gross Expenses to Average Net Assets	2.55%	2.81%	2.44%	2.21%	2.15%
Ratio of Net Expenses to Average Net Assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Loss to Average Net Assets	(1.19)%	(0.89)%	(0.94)%	(0.63)%	(0.78)%

Portfolio Turnover Rate	126%	127%	112%	135%	170%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends

*	Amount less than $0.005 per share.

See Notes to Financial Statements
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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

1. ORGANIZATION

The Centaur Total Return Fund (the “Fund”), is an active investment portfolio of the Centaur Mutual Funds Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as diversified as defined in the 1940 Act.

The Fund commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in equity securities of companies that Centaur Capital Partners, L.P. (the “Adviser”) believes are undervalued in the securities markets, but which also offer high dividend yields relative to the yield of the broad market averages.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Adviser instructs Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Adviser shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Annual Report | October 31, 2017	15

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –
Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2017:

Investments in Securities at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$8,943,326	$—	$—	$8,943,326
Preferred Stocks	405,920	—	—	405,920
Closed-End Funds	999,960	—	—	999,960
Closed-End Foreign Funds	123,107	—	—	123,107
Put Options Purchased	600	8,050	—	8,650
Call Options Purchased	296,475	190,105	—	486,580
Money Market Securities	15,035,286	—	—	15,035,286
Total	$25,804,674	$198,155	$—	$26,002,829

Other Financial Instruments
Liabilities
Written Call Options	$(56,250)	$(155,625)	$—	$(211,875)
Total	$(56,250)	$(155,625)	$—	$(211,875)

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair value methodologies. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. There were no transfers between any levels as of October 31, 2017 based on input levels assigned at October 31, 2016.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

Underlying Investment In Other Investment Companies

The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Fidelity Investments Money Market Fund – Government Portfolio (the “Fidelity Fund”). The Fund may redeem its investment from the Fidelity Fund – at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, a series of the Fidelity Funds, including the portfolio of investments, are included in the Fidelity Fund’s N-CSRS filing dated November 29, 2017, available at www.sec.gov or can be found at www.fidelity.com and should be read in conjunction with the Fund’s financial statements. As of October 31, 2017, the percentage of net assets invested in the Fidelity Fund was 58.52%.

Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments:

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, such as purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of the investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per the investment objectives, but are the additional risks from investing in derivatives.

One example of these associated risks is liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

The Fund may write or purchase option contracts to adjust risk and return of its overall investment positions. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

Annual Report | October 31, 2017	17

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

Statement of Assets and Liabilities – Fair Value of Derivative Instruments as of October 31, 2017:

Risk Exposure	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Equity (Purchased Options Contracts)	Investments in securities, at fair value	$495,230	N/A	N/A
Equity (Written Options Contracts)	N/A	N/A	Options written, at Value	$211,875

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

Risk Exposure	Statement of Operations Location	Realized Gain of Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Equity (Warrants)	Net realized gain on investment securities transactions and foreign currency transactions/Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	$166,341	$(133,987)
Equity (Purchased Options Contracts)	Net realized gain on investment securities transactions and foreign currency transactions/Net change in unrealized appreciation (depreciation) of investment securities and foreign currency translations	321,028	34,570
Equity (Written Options Contracts)	Net realized loss on written option transactions/Net change in unrealized depreciation of written option contracts	(48,728)	(51,190)

Average month-end contracts outstanding for the Fund during the year ended October 31, 2017 was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Options	Contracts	(566)

Balance Sheet Offsetting Information

During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2017, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically for the Fund and general Trust expenses.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) monthly or at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Fees on Redemptions

Prior to February 28, 2016, the Fund charged a redemption fee of 2.00% on redemptions of Fund’s shares occurring within one year following the issuance of such shares. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund’s shares. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

Warrants

The Fund may invest in warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and/or preferred stock. Warrants are derivatives that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security, a complete loss of the amount invested in the warrant may result. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on

Annual Report | October 31, 2017	19

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Federal Income Taxes

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3. TRANSACTIONS WITH AFFILIATES

Adviser

Centaur Capital Partners, L.P. is the Fund’s investment adviser (the “Adviser”). The Fund pays the Adviser a monthly fee based upon the average daily net assets of the Fund and calculated at an annual rate of 1.50%. For the year ended October 31, 2017, the Adviser earned advisory fees of $389,560.

The Adviser entered into a contractual agreement (“Expense Limit Agreement”) with the Fund through February 28, 2018, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses, dividend expense on securities sold short, “acquired fund fees and expenses” and 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Fund. For the year ended October 31, 2017, the Adviser waived/reimbursed expenses in the amount of $155,058.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Adviser for its services provided to the Trust.

Certain officers of the Trust are also officers of the Adviser or the Administrator.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, were $13,615,883 and $19,700,797, respectively, for the year ended October 31, 2017. There were no purchases or sales of U.S. government securities for the year ended October 31, 2017.

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Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

5. FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions to be taken on federal income tax returns for the open tax years of 2014, 2015 and 2016 and as of and during the year ended October 31, 2017, and has determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Permanent differences in book and tax accounting were reclassified. Those reclassifications relate primarily to differing book/tax treatment of investment income and short term capital gains, foreign currency transactions, and other certain investments. For the fiscal year ended October 31, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
$ —	$ 241,156	$ (241,156)

As of October 31, 2017, the aggregate cost of investments, gross unrealized appreciation and net unrealized depreciation for Federal tax purposes was as follows:

	Cost of Investments for Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Centaur Total Return Fund	$23,771,188	$2,161,979	$(142,868)	$2,019,111

Distributions paid during the fiscal years ended October 31, were characterized for tax purposes as follows:

	For the fiscal year ended	Ordinary Income	Long-Term Capital Gains
Centaur Total Return Fund	October 31, 2017	$725,592	$541,201
	October 31, 2016	960,176	527,789

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital Losses	Net Unrealized Appreciation	Total Distributable Earnings
Centaur Total Return Fund	$1,706,922	$931,007	$(11,628)	$2,019,111	$4,645,412

The difference between book basis and tax basis net unrealized appreciation/(depreciation) is attributable to the mark to market of passive foreign investment companies, straddle loss deferrals, and the treatment of short-term capital gains as ordinary income.

As of October 31, 2017, the Fund had no accumulated capital loss carryforwards.

Annual Report | October 31, 2017	21

Centaur Total Return Fund	Notes to Financial Statements
October 31, 2017

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.

7. TRUSTEE COMPENSATION

As of October 31, 2017 there were two Trustees, both of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each of the Independent Trustees receives a fee of $2,000 each year plus $500 per series of the Trust per meeting attended in person and $200 per series of the Trust per meeting attended by telephone. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. On December 8, 2017 the Fund paid a short-term capital gain of $0.959697 per share, and a long-term capital gain of $0.523502 per share to shareholders of record on December 7, 2017.

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Centaur Total Return Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust
and the Shareholders of Centaur Total Return Fund

We have audited the accompanying statement of assets and liabilities of Centaur Total Return Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Centaur Total Return Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 28, 2017

Annual Report | October 31, 2017	23

Centaur Total Return Fund	Summary of Fund Expenses
October 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value, May 1, 2017	Ending Account Value, October 31, 2017	Expense Ratio(a)	Expense Paid During Period(b)
Actual	$ 1,000.00	$ 1,085.30	1.95%	$ 10.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.40	1.95%	$ 9.88

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

24	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling (1-888-484-5766) and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-888-484-5766. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. TAX INFORMATION

The Centaur Total Return Fund designates 27.93% of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Centaur Total Return Fund designates 28.15% of the ordinary income dividends distributed between January 1, 2016 and December 31, 2016, as qualifying for the corporate dividends received deduction.

In early 2017, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Centaur Total Return Fund designated $541,201 as long-term capital gain dividends.

4. APPROVAL OF ADVISORY AGREEMENT

On June 20, 2017, after considering the presentation by Centaur Capital Partners, L.P. (“Advisor”), the investment advisor to the Centaur Total Return Fund (the “Fund”) and reviewing other information received by the Board of Trustees (the “Board” or the “Trustees”), and after consultation by the Independent Trustees with their independent counsel, the Board of Trustees, with the Independent Trustees voting separately, unanimously approved the renewal of the Investment Advisory Agreement between the Advisor and the Trust (the “Advisory Agreement”) with respect to the Fund. In deciding whether to approve the Advisory Agreement, the Board recalled its discussions its review of the materials related to the Fund and Advisor throughout the preceding 12 months and its numerous discussions with management of the Trust and the Advisor about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and other numerous factors, including the factors described below.

Throughout this process, the Independent Trustees were advised and supported by counsel.

(i)
The nature, extent, and quality of the services provided by the Advisor. In this regard, the Board reviewed the services being provided by the Advisor to the Fund including, without limitation, its investment advisory services since the Fund’s inception, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in distribution of its shares. The Board also noted that the Trust’s president, treasurer, principal executive officer, principal financial officer and chief compliance officer are employees or agents of the Advisor, and serve the Trust without additional compensation from the Fund. After reviewing the foregoing information and further

Annual Report | October 31, 2017	25

Centaur Total Return Fund	Additional Information
October 31, 2017 (Unaudited)

information in the Advisor Memorandum (e.g., descriptions of the Advisor’s business and the Advisor’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Advisor are satisfactory and adequate for the Fund.

(ii)
The investment performance of the Fund and the Advisor. In this regard, the Trustees compared the performance of the Fund with the performance of the Fund’s benchmark indices, comparable funds managed by other advisors, a comparable private fund managed by the Advisor, and funds within the Morningstar categories comparable to the Fund. The Board noted that while the Fund had underperformed against its benchmark indices for the twelve months ended May 31, 2017 as well as underperformed against the average return for the funds in the Morningstar 50% - 70% Equity Allocation category under $50 million for the twelve months ended March 31, 2017, the Advisor had explained the reasons for the Fund’s underperformance and the Fund’s historical performance was satisfactory. The Board also noted that the Advisor had reasonably demonstrated that it followed a reasoned and logical process for selecting investments for the Fund. The Board also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies. Following discussion of the short- and long-term investment performance of the Fund, the Advisor’s experience in managing the Fund and the private fund, the Advisor’s historical investment performance and other factors, the Board concluded that the investment performance of the Fund and the Advisor has been acceptable.

(iii)
The costs of the services provided and profits realized by the Advisor from its relationship with the Fund. In this regard, the Board considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Fund by the Advisor and by the principals of the Advisor; the asset levels of the Fund; the overall expenses of the Fund, including the advisory fees; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Fund. The Board considered its discussion with the Advisor regarding the Expense Limitation Agreement of the Fund, and considered the Advisor’s current and past fee waivers and expense reimbursements with respect to the Fund. The Board further took into account that the Advisor has represented that it intends to continue the Expense Limitation Agreements for the Fund until at least February 28, 2019.

The Board also considered potential benefits to the Advisor in managing the Fund, including promotion of the Advisor’s name and the ability of the Advisor to place small accounts that might otherwise be managed by the Advisor into the Fund. The Board compared the fees and expenses of the Fund (including the Fund’s management fee) to the average and median advisory fees and expense ratios of funds in the Morningstar 50% - 70% Equity Allocation category under $50 million and other funds within Morningstar categories comparable to the Fund. In considering the comparison of fees and expense ratios between the Fund and comparable funds, the Board looked at the differences in the types of funds being compared, the style of investment management, the size of comparable funds and the nature of the investment strategies. The Board noted that the management fee and net expense ratio of the Fund was higher than the average and median of the funds in the Morningstar 50% - 70% Equity Allocation category under $50 million and other funds within Morningstar categories comparable to the Fund. The Board also compared the fees paid by the Fund to the fees paid by the private fund client of the Advisor, and considered the similarities and differences of services received by the private fund as compared to the services being provided to the Fund. The Board noted that the fee structure applicable to the Advisor’s private fund was not indicative of any unreasonableness with respect to the advisory fees payable to the Fund. The Board considered the investment strategy and style used by the Advisor in managing the portfolio of the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the management fee paid to the Advisor by the Fund is fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the fee arrangement of the Fund with the Advisor involves both a management fee and an Expense Limitation Agreement. In connection with the Fund, the Board determined that, while the management fee remained the same at all asset levels, the Fund has experienced benefits from its Expense Limitation Agreement and will continue to benefit from its Expense Limitation agreement until the Fund’s assets grow to a level where its expenses otherwise fall below the expense limit. In addition, the Board noted that the Fund will benefit from economies of scale under its agreements with service providers other than the Advisor. Following

26	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2017 (Unaudited)

further discussion of the asset level of the Fund and expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangement with the Advisor continues to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset level for the next year, the Fund’s arrangement with the Advisor is fair and reasonable.

(v)
The Advisor’s practices regarding brokerage and portfolio transactions. In this regard, the Board considered the Advisor’s policies and procedures, and performance in utilizing those standards, to seek best execution for the Fund’s portfolio transactions. The Board considered the historical and anticipated portfolio turnover rates for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical or other services (“soft dollars”). After further review and discussion, the Board determined that the Advisor’s practices regarding brokerage and portfolio transactions are satisfactory.

(vi)
Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or the Advisor’s other accounts; the process for allocating trades amongst its clients; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics, specifically as it relates to possible conflicts of interest. Following further consideration and discussion, the Board found for the Fund that the Advisor’s standards and practices relating to the identification and mitigation of potential conflicts of interests to be satisfactory.

Following its consideration of all of the foregoing, the Board unanimously approved the renewal of the Advisory Agreement. It was noted that in the Trustees’ deliberation regarding the approval of the continuance of the Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors noted above.

Annual Report | October 31, 2017	27

Centaur Total Return Fund	Additional Information
October 31, 2017 (Unaudited)

Name, Address, and Year of Birth *	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 09/2012)	Retired, Private Investor; since January 1, 2016 ; President and CEO of NC Mutual Life Insurance Company (insurance company) May 2003 to December 31, 2015	1
Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its seventeen series, and WST Investment Trust for its two series, Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp; Member of Board of Directors of Investors Title Company

Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	1	Independent Trustee of WST Investment Trust for its two series (a registered investment company)
OTHER OFFICERS
Malcolm “Zeke” Ashton, (Born 1970)	President (Principal Executive Officer)	Since 09/2013	Managing Partner, Centaur, since 2002	n/a	Director, Spencer Capital Holdings, Ltd. (2011-March 2017)
Gennifer Ashton, (Born 1970)	Treasurer (Principal Financial Officer)	Since 09/2013	Operations Manager, Centaur, since 2006	n/a	n/a
Rick Schumacher, (Born 1963)	Chief Compliance Officer	Since 09/2013
Consultant, Centaur, since September 2013; Owner, Dolfintech LLC, established May 2015; Consultant, T2 Partners Management LP, November 2011 to September 2013; Global Head of Product Management, Wall Street Systems, July 1991 to March 2012
				n/a	n/a

28	www.centaurmutualfunds.com

Centaur Total Return Fund	Additional Information
October 31, 2017 (Unaudited)

Name, Address, and Year of Birth *	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Simon Berry (Born 1971)	Secretary	Since 06/2017	Senior Attorney, Ultimus Fund Solutions, LLC (2016 to present); Staff Attorney Supervisor, Kentucky Department of Financial Institutions (2009 – 2016)	n/a	n/a
Bryan Ashmus (Born 1973)	Assistant Treasurer	Since 09/2016
Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (May 2005 to September 2013)
				n/a	n/a

Annual Report | October 31, 2017	29

Item 2. Code of Ethics.

(a)
As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”) has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable
(c)	Not applicable to registrant.
(d)	Not applicable to registrant.
(e)	Not applicable to registrant.
(f)	(1) A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 were $12,500 and $12,500, respectively. These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended October 31, 2017 and October 31, 2016 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed for the fiscal years ended October 31, 2017 and October 31, 2016 were $2,000 and $2,000, respectively, for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)
(1) The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)	(2) No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2017 and October 31, 2016 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to Stockholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

NOT APPLICABLE

Item 13. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Centaur Mutual Funds Trust

By (Signature and Title)*		/s/ M. Ezekial Ashton
M. Ezekial Ashton, President and Executive Officer

Date	1/3/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ M. Ezekial Ashton
M. Ezekial Ashton, President and Executive Officer

Date	1/3/18

By (Signature and Title)*		/s/ Gennifer Ashton
Gennifer Ashton, Treasurer and Principal Accounting Officer

Date	1/3/18